SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 25, 2003

OLYMPUS COMMUNICATIONS, L.P.
OLYMPUS CAPITAL CORPORATION
FRONTIERVISION OPERATING PARTNERS, L.P.
FRONTIERVISION CAPITAL CORPORATION
FRONTIERVISION HOLDINGS, L.P.
FRONTIERVISION HOLDINGS CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
ARAHOVA COMMUNICATIONS, INC.
 (Exact name of registrants as specified in its charter)

Delaware	333-19327	25-1622615
Delaware	333-19327-01	23-2868925
Delaware	333-9535	84-1316775
Delaware	333-9535-01	84-1353734
Delaware	333-36519	84-1432334
Delaware	333-36519-01	84-1432976
Delaware	333-75567-01	84-1481765
Delaware	0-16899	25-1844576
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

One North Main Street — Coudersport, PA 16915-1141
(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code (814) 274-9830

Item 9. Regulation FD Disclosure

        On April 25, 2003, Adelphia Communications Corporation (the “Company”) and certain other debtor-in-possession subsidiaries of the Company, including the registrants, filed their monthly operating report for the month of March 2003 (the “Operating Report”) with United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). Exhibit 99.1 to this Current Report on Form 8-K contains the unaudited consolidated financial statements and the bankruptcy court reporting schedules of the Operating Report as filed with the Bankruptcy Court.

        The registrants caution readers not to place undue reliance upon the information contained in the Operating Report, which contains unaudited information, and is in a format prescribed by the applicable bankruptcy laws. The Operating Report is subject to revision. The Operating Report also contains information for periods, which may be shorter or otherwise different from those contained in the registrants’ reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Limitation on Incorporation by Reference

        In accordance with general instruction B.2 of Form 8-K, the information in this report (including the Operating Report furnished as an exhibit) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section. Nor shall such information be deemed incorporated by reference in any filingunder the Securities Act of 1933, as amended (the “Securites Act”), except as shall be expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

         As a result of actions taken by management of the Company during the time the Company was controlled by the Rigas family: (a) the Company has not yet completed its financial statements as of or for the years ended December 31, 2001 and December 31, 2002, or received its independent public accountants’ report thereon or filed with the Securities and Exchange Commission (the “Commission”) its Annual Report on Form 10-K for the years ended December 31, 2001 and December 31, 2002; (b) the Company’s former independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the Company’s financial statements as of and for the year ended December 31, 2001 and withdrew their audit report with respect to the year ended December 31, 2000; (c) the Company has not yet completed its financial statements as of and for the three months ended March 31, 2002, June 30, 2002 or September 30, 2002, or filed with the Commission its Quarterly Report on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002; and (d) the Company expects to restate its financial statements for the years ended December 31, 1999 and 2000, and its interim financial statements for 2001 and possibly other periods. On June 13, 2002, the Company’s Board of Directors retained PwC as independent accountants. Effective March 18, 2003, the Company appointed William Schleyer to serve as its new Chief Executive Officer and Ronald Cooper to serve as its new President and Chief Operating Officer. The new Chief Executive Officer replaced the Interim Chief Executive Officer, who replaced Rigas management and took control of the Company in May 2002. At this time, management has not completed its review of the Company’s books and records and PwC has not completed the audits for the years ended December 31, 2002, 2001, 2000 and 1999. As a result of certain actions of Rigas management that the Company has previously disclosed, the Company is unable to predict at this time when such financial statements will be completed. In addition, current management believes that the public information provided by Rigas management on other matters of interest to investors, such as the Company’s rebuild percentage (the percentage of the Company’s cable television systems that the Company believes have been upgraded to current standards), was unreliable. As a result, the Company anticipates that it may have to supplement the financial and other information contained in this Form 8-K and that such supplemental information may be material.

Cautionary Statement Regarding Forward Looking Statements

        This document includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding the Company’s expected future financial position, results of operations, cash flows, restructuring and financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements.

         Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company’s filings with the Commission, including its recently filed Current Reports on Form 8-K, the most recently filed Quarterly Report on Form 10-Q, the Annual Report on Form 10-K for the year ended December 31, 2000, and the most recent prospectus supplement filed under Registration Statement No. 333-64224, under the section entitled “Risk Factors” contained therein. Factors that may affect the plans or results of the Company include, without limitation: (a) the Company’s filing of a petition for relief under Chapter 11 of the United States Bankruptcy Code; (b) the results of litigation against the Company including the recently filed civil complaint by the Commission and the potential for a criminal indictment of the Company; (c) the effects of government regulations and the actions of local cable franchise authorities; (d) the availability of debtor-in-possession financing and surety bonds to support the Company’s operations; (e) the results of the Company’s internal investigation and the matters described above under “Cautionary Statement Regarding Financial and Operating Data”; (f) actions of the Company’s competitors; (g) the pricing and availability of equipment, materials, inventories and programming; (h) product acceptance and customer spending patterns; (i) the Company’s ability to execute on its business plans, to provide uninterrupted service to its customers and to conduct, expand and upgrade its networks; (j) technological developments; (k) matters relating to or in connection with the bankruptcy filing and proceedings of Adelphia Business Solutions, Inc.; (l) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete; (m) the movement of interest rates and the resulting impact on the Company’s interest obligations with respect to its pre-petition bank debt; and (n) the delisting of Adelphia Communication Corporation’s common stock by Nasdaq. Many of such factors are beyond the control of the Company and its current management.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 1, 2003	OLYMPUS COMMUNICATIONS, L.P. (Registrant)

By: ACC OPERATIONS, INC.,
 its Managing General Partner

 By: /s/ Scott Macdonald
        Scott Macdonald
        Senior Vice Presidient
           and Chief Accounting Officer

OLYMPUS CAPITAL CORPORATION (Registrant)

 By: /s/ Scott Macdonald
        Scott Macdonald
        Senior Vice Presidient
           and Chief Accounting Officer

 FRONTIERVISION OPERATING PARTNERS, L.P. (Registrant)

 By: FRONTIERVISION HOLDINGS, L.P.,
       its General Partner

     By: FRONTIERVISION PARTNERS, L.P.,
            its General Partner

            By: ADELPHIA GP HOLDINGS, L.L.C., its
                  General Partner

                  By: ACC OPERATIONS, INC., its Sole
                         Member

                       By: /s/ Scott Macdonald
                           Scott Macdonald
                           Senior Vice Presidient                               and Chief Accounting Officer

FRONTIERVISION CAPITAL CORPORATION (Registrant)

By: /s/ Scott Macdonald
     Scott Macdonald
     Senior Vice President
       and Chief Accounting Officer

FRONTIERVISION HOLDINGS, L.P., (Registrant)

    By: FRONTIERVISION PARTNERS, L.P.,
           its General Partner

           By: ADELPHIA GP HOLDINGS, L.L.C., its
                 General Partner

                 By: ACC OPERATIONS, INC., its Sole
                        Member

                 By: /s/ Scott Macdonald
                   Scott Macdonald
                   Senior Vice President
                     and Chief Accounting Officer

FRONTIERVISION HOLDINGS CAPITAL CORPORATION (Registrant)

    By: /s/ Scott Macdonald
     Scott Macdonald
     Senior Vice President
       and Chief Accounting Officer

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
(Registrant)

    By: /s/ Scott Macdonald
     Scott Macdonald
     Senior Vice President
       and Chief Accounting Officer

  ARAHOVA COMMUNICATIONS, INC. (Registrant)

  By: /s/ Scott Macdonald
     Scott Macdonald
     Senior Vice President
       and Chief Accounting Officer

FRONTIERVISION CAPITAL CORPORATION (Registrant)

By: /s/ Scott Macdonald
  Scott Macdonald
  Senior Vice President
    and Chief Accounting Officer

FRONTIERVISION HOLDINGS, L.P., (Registrant)

    By: FRONTIERVISION PARTNERS, L.P.,
           its General Partner

           By: ADELPHIA GP HOLDINGS, L.L.C., its
                 General Partner

                 By: ACC OPERATIONS, INC., its Sole
                        Member

                 By: /s/ Scott Macdonald
                   Scott Macdonald
                   Senior Vice President
                     and Chief Accounting Officer

FRONTIERVISION HOLDINGS CAPITAL CORPORATION (Registrant)

    By: /s/ Scott Macdonald
      Scott Macdonald
      Senior Vice President
        and Chief Accounting Officer

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
(Registrant)

    By: /s/ Scott Macdonald
      Scott Macdonald
      Senior Vice President
        and Chief Accounting Officer

  ARAHOVA COMMUNICATIONS, INC. (Registrant)

  By: /s/ Scott Macdonald
    Scott Macdonald
    Senior Vice President
      and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Monthly Operating Report for the period ended March 31, 2003, dated April 25, 2003.